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                                                                   EXHIBIT 10.16

                        ADMINISTRATIVE SERVICES CONTRACT

       This Administrative Services Contract (this "Contract") dated March 31, 1995, is made between STALEY OPERATING CO., a Texas corporation ("Staley"), and TITAN RESOURCES, L.P., a Texas limited partnership (the "Company").

                                    Recitals

       Staley is the current operator under the following operating agreements:

              a. Operating Agreement dated December 14, 1979, between Florida Exploration Company as operator and B.J. Kellenberger et al as non-operators;

              b. Operating Agreement dated July 12, 1982, between Florida Exploration Company as operator and B.J. Kellenberger et al as non-operators;

              c. Operating Agreement dated July 10, 1985, between Staley as operator and Shanee Oil Company, Inc. et al as non-operators; and

              d. Operating Agreement dated March 23, 1993, between Staley as operator and Fred B. Schmidt et al as non-operators.

Said Operating Agreements, together with all amendments, supplements and modifications thereof, are hereinafter individually called an "Operating Agreement" and collectively called the "Operating Agreements."

       Staley desires that the Company perform certain administrative, engineering, geological, accounting and other office and technical services to be performed by the operator under the Operating Agreements.

       The Company is willing to perform such services on the terms and conditions hereinafter set forth.

       NOW, THEREFORE, in consideration of the premises and other mutual covenants and obligations specific herein, the parties hereto agree as follows:

       1. Terms Defined Above. As used herein, the terms "Company," "Operating Agreement" and "Staley" shall have the meanings indicated above.

       2. Other Definitions. As used herein, the following terms shall have the following meanings:

              "Non-Operator" shall mean any party to an Operating Agreement other than the Operator under such Operating Agreement.
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              "Operator" shall mean the party designated as such under an
       Operating Agreement or its duly elected successor.

              "Overhead Provisions" shall mean the overhead provisions of
       Section III of Exhibit "C" to an Operating Agreement.

       3. Performance of Services. The Company shall perform all administrative, engineering, geological, accounting and other office and technical services (the "Services") to be performed by the Operator under the Overhead Provisions of each Operating Agreement. The Company will provide all office space, equipment, materials, supplies and labor necessary to perform the Services.

       4. Compensation. In consideration of the performance of the Services, the Company shall receive the amount charged by the Operator to each Non-Operator for the Services as provided in the Overhead Provisions of each Operating Agreement. The Company shall invoice Staley for such amount 30 days after the end of the month in which the Services are performed. Staley shall pay each invoice within five business days of its receipt.

       5. Term. The Company shall commence performance of the Services on April 1, 1995 and continue performance of the Services under each Operating Agreement until the earlier of (i) the first date on which Staley is no longer the Operator or (ii) the date on which such Operating Agreement terminates in accordance with its terms; provided, however, that this Contract may be terminated by the Company as to any Operating Agreement effective as of the end of any calendar month if the Company provides written notice to Staley of its election to terminate this Contract as to such Operating Agreement not less than 30 days before the date on which such termination is to be effective; provided, further, that this Contract may be terminated by Staley as to any Operating Agreement effective as of the end of any calendar month if George G. Staley shall cease to be employed by the Company or shall be employed by the Company in a lesser capacity or for less compensation than as of the date of this Contract and Staley provides written notice to the Company of its election to terminate this Contract as to such Operating Agreement not less than 30 days before the date such termination is to be effective. Upon termination of this contract as to any Operating Agreement, neither party will have any further obligation under this Contract as to such Operating Agreement, except for (i) the Company's obligation to invoice Staley for the Services performed under such Operating Agreement before the effective date of such termination as provided in Section 4 above, and (ii) Staley's obligation to pay such invoice as provided in Section 4 above.

       6. No Amendment of Operating Agreements. Subject to the rights of other parties to each Operating Agreement, Staley shall not amend, supplement or modify any Operating Agreement to decrease the compensation to be received by the Company hereunder or increase the scope of the Services to be performed by the Company hereunder without the prior written consent of the Company.

       7. Advance. From time to time upon request by Staley, the Company may, in its sole discretion, advance to Staley an amount to enable Staley to pay vendors (other than the Company) providing materials, supplies and services with respect to a property subject to an Operating Agreement before Staley is reimbursed for same by the Non-Operators to such





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Operating Agreement.  As Staley is reimbursed by the Non-Operators, Staley shall repay such advance to the Company.

       8. Governing Law. THE VALIDITY AND INTERPRETATION OF THIS CONTRACT SHALL BE GOVERNED BY THE INTERNAL LAWS OF THE STATE OF TEXAS APPLICABLE TO CONTRACTS MADE AND TO BE FULLY PERFORMED THEREIN.

       9. No Assignment. This Contract may not be assigned by any party hereto without the express written consent of the other party hereto.

       10. Notices. All communications under this Contract shall be in writing and shall be delivered personally or sent by certified mail, return receipt requested or by telecopy as follows:

       If to Staley:               Staley Operating Co.
                                   310 West Wall, Suite 200
                                   Midland, Texas  79701
                                   Telecopy Number:  (915) 684-5915
                                   Attention:  George G. Staley

       If to the Company:          Titan Resources, L.P.
                                   500 West Texas Avenue, Suite 500
                                   Midland, Texas  79701
                                   Telecopy Number:  (915) 687-3863
                                   Attention:  Jack D. Hightower

Either party may change its address or telecopy number set forth above by giving the other party notice of such change in accordance with the provisions of this Section 10. A notice shall be deemed given, if by personal delivery, on the date of such delivery to such address, if by certified mail, on the date shown on the applicable return receipt, or if by telecopy, on the date of receipt of the transmission of such notice at such telecopy number.

       11. Nature of Relationship. The parties hereto intend that the Company's relationship to Staley and the relationship of each employee or agent of the Company to Staley shall be that of an independent contractor. Nothing contained in this Contract shall constitute or be construed to be or create a partnership or joint venture between the Company and Staley or their respective successors or assigns. Neither the Company nor any partner, employee or agent of the Company shall ever be considered to be an employee of Staley.

       12. Captions. The section headings herein are for reference purposes only and do not control or affect the meaning or interpretation of any term or provision hereof.

       13. Amendment. No alteration, amendment, change or addition hereto shall be binding or effective unless the same is set forth in writing signed by a duly authorized representative of each party.





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       14.    Partial Invalidity.  If the final determination of a court of competent jurisdiction declares, after the expiration of the time within which judicial review (if permitted) of such determination may be perfected, that any term or provision hereof is invalid or unenforceable, (i) the remaining terms and provisions hereof shall be unimpaired and (ii) the invalid or unenforceable term or provision shall be replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

       15. Entire Contract. THIS CONTRACT AND THE EXHIBITS HERETO EMBODY THE ENTIRE AGREEMENT AND UNDERSTANDING OF THE PARTIES AND SUPERSEDE ANY AND ALL PRIOR AGREEMENTS, ARRANGEMENTS AND UNDERSTANDINGS RELATING TO MATTERS PROVIDED FOR HEREIN.

       16. Counterparts. This Contract may be executed in one or more counterparts, each of which shall be an original, but all of which together shall be considered one and the same agreement.

       This Contract is executed as of the date first written above by a duly authorized representative of each of Staley and the Company.



                                     STALEY OPERATING CO.



                                     By:/s/ George G. Staley
                                        ---------------------------------------
                                        George G. Staley,
                                        President


                                     TITAN RESOURCES, L.P.

                                     By:  Titan Resources I, Inc.,
                                          General Partner



                                     By:/s/ Jack D. Hightower
                                        ---------------------------------------
                                        Jack D. Hightower,
                                        President





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